                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                             TEXAS INDUSTRIES, INC.

                       Offer For Any and All Outstanding
                         10 1/4% Senior Notes Due 2011
                                In Exchange For
                         10 1/4% Senior Notes Due 2011
          Which Have Been Registered Under The Securities Act of 1933
      Pursuant to the Prospectus Dated                             , 2003

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON                     , 2003, UNLESS THE OFFER IS EXTENDED. TENDERS MAY
BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 The Exchange Agent for the Exchange Offer is:

                             WELLS FARGO BANK, N.A.

     Delivery by Registered       Facsimile Transmissions:         Overnight Delivery
       or Certified Mail:       (Eligible Institutions Only)        or Regular Mail:
Wells Fargo Bank Minnesota, N.A.       (612) 667-4929        Wells Fargo Bank Minnesota, N.A.
   Corporate Trust Operations     To Confirm by Telephone      Corporate Trust Operations
         MAC N9303-121            or for Information Call:        Sixth and Marquette
         P.O. Box 1517                 (800) 344-5128                MAC N9303-121
   Minneapolis, MN 55480-1517                                    Minneapolis, MN 55479

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

      The undersigned acknowledges that he or she has received the Prospectus, dated, , 2003 (the "Prospectus"), of Texas Industries, Inc., a Delaware corporation ("TXI"), and this Letter of Transmittal, which together constitute TXI's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $600,000,000 of 10 1/4% Senior Notes due 2011, which have been registered under the Securities Act of 1933, as amended (the "Securities Act") (the "Exchange Notes") for a like principal amount of the issued and outstanding 10 1/4% Senior Notes due 2011 (the "Notes") of TXI from the holders thereof.

      THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

      This Letter of Transmittal is to be completed by the holders of Notes either if Notes are to be forwarded herewith of if tenders of Notes are to be made by book-entry transfer to an account maintained by Wells Fargo Bank, N.A. (The "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in the "The Exchange Offer -- Exchange Offer Procedures" in the Prospectus.

      Holders of notes whose certificates (the "Certificates") for such Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfers on a timely basis, must tender their Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.

                                       1

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      DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT
CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

      The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer:

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                              DESCRIPTION OF NOTES
--------------------------------------------------------------------------------
If Blank, Please Print Name and                      Notes
Address of Registered Holder(s)      (Attach Additional List if Necessary)
--------------------------------------------------------------------------------
                                                             Principal Amount
                            Certificate Aggregate Principal of Notes Tendered
                            Number(s)*    Amount of Notes   (If Less than All)**

                            --------------------------------------------------
                            --------------------------------------------------
                            --------------------------------------------------
                            --------------------------------------------------
                            --------------------------------------------------
                            Total:

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 * Need not be completed if Notes are being tendered by book-entry holders.
** Notes may be tendered in whole or in part in multiples of $1,000. All Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.
--------------------------------------------------------------------------------

                                       2

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           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[_] CHECK HERE IF TENDERED ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE
     FOLLOWING:

Name of Tendering Institution

--------------------------------------------------------------------------------
DTC Account Number

--------------------------------------------------------------------------------
Transaction Code Number

--------------------------------------------------------------------------------

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

Name(s) of Registered Holder(s)

--------------------------------------------------------------------------------
Window Ticket Number (if any)

--------------------------------------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery

--------------------------------------------------------------------------------
Name of Institution that Guaranteed Delivery

--------------------------------------------------------------------------------

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution

--------------------------------------------------------------------------------
DTC Account Number

--------------------------------------------------------------------------------
Transaction Code Number

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[_]  CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED NOTES ARE
     TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
                                       3

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Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to TXI the above-described aggregate principal amount of TXI's Notes in exchange for a like aggregate principal amount of TXI's Exchange Notes which have been registered under the Securities Act upon the terms and subject to the conditions set forth in the Prospectus dated
         , 2003 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

      Subject to and effective upon the acceptance for exchange of all or any portion of the Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of TXI all right, title and interest in and to such Notes as is being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of TXI in connection with the Exchange Offer) with respect to the tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Notes to TXI together with all accompanying evidences of transfer and authenticity to, or upon the order of, TXI, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Notes, (ii) present Certificates for such Notes for transfer, and to transfer the Notes on the books of TXI, and (iii) receive for the account of TXI all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms and conditions of the Exchange Offer.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the notes tendered hereby and that, when the same is accepted for exchange, TXI will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by TXI or the exchange agent to be necessary or desirable to complete the exchange, assignment and transfer of the notes tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreement.

      The name(s) and address(es) of the registered holder(s) of the Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Notes. The Certificate number(s) and the Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

      If any tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Notes will be returned (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

      The undersigned understands that tenders of Notes pursuant to any one of the procedures described in "The Exchange Offer -- Exchange Offer Procedures" in the Prospectus and in the instructions attached hereto will, upon TXI's acceptance for exchange of such tendered Notes, constitute a binding agreement between the undersigned and TXI upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, TXI may not be required to accept for exchange any of the Notes tendered hereby.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Notes,

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will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

      By tendering Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that: (i) the undersigned is not an "affiliate" of TXI, or if it is such an affiliate, that the Exchange Notes may not be offered for resale, resold or otherwise transferred without registration under and in compliance with the Prospectus delivery requirement of the Securities Act or an exemption therefrom, (ii) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business,
(iii) the undersigned is not engaging in and does not intend to engage in a distribution (within the meaning of the Securities Act) of Exchange Notes to be received in the Exchange Offer, (iv) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of Exchange Notes to be received in the Exchange Offer; (v) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such Exchange Notes, and (vi) the undersigned is not acting on behalf of any person or entity which could not truthfully make the above representations. By tending notes pursuant to the Exchange Offer and executing this Letter of Transmittal, a holder of notes which is a broker-dealer represents, and agrees, consistent with certain interpretative letters issued by the staff of the Division of Corporate Finance of the Securities and Exchange Commission to third parties, that (A) such Notes held by the broker-dealer are held only as a nominee, or (B) such Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (provided that, by so acknowledging and by delivering a Prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

      TXI has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Notes, where such Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending on the earlier of (i) 180 days after the exchange offer registration statement is declared effective or (ii) the date on which a broker-dealer is no longer required to deliver a Prospectus in connection with market-making or other trading activities. In that regard, each broker-dealer who acquired Notes for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from TXI of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the registration rights agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until TXI has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or TXI has given notice that the sale of Exchange Notes may be resumed, and the case may be. If TXI gives such notice to suspend the sale of Exchange Notes, is shall extend the 180-day or shorter period preferred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of Exchange Notes or to and including the date on which TXI has given notice that the sale of Exchange Notes may be resumed, as the case may be.

      Holders of Notes whose Notes are accepted for exchange will not receive accrued interest on such Notes for any period from and after the last Interest Payment Date to which interest has bee paid or duly provided for on such Notes prior to the original issue date of the Exchange Notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Notes, and the

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undersigned waives the right to receive any such interest on such Notes accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after June 6, 2003. The Exchange Notes will bear interest from the most recent Interest Payment Date to which interest has been paid on the Notes or, if no interest has been paid, from June 6, 2003.

      The undersigned will, upon request, execute and deliver any additional documents deemed by TXI to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

      The undersigned, by completing the box entitled "description of notes" above and signing this letter, will be deemed to have tendered the notes as set forth in such box.

                         SPECIAL ISSUANCE INSTRUCTIONS
              (SIGNATURE GUARANTEE REQUIRED -- SEE INSTRUCTION 2)

     To be completed ONLY if Exchange Notes or Notes not tendered are to be issued in the name of someone other than the registered holder of the Notes whose name(s) appear(s) above.

[_]  Notes not tendered to:

[_]  Exchange Notes to:

Name
     --------------------------------------------------------------------------
                                 (Please Print)

Address
         ----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

                          SPECIAL DELIVERY INSTRUCTIONS
               (SIGNATURE GUARANTEE REQUIRED -- SEE INSTRUCTION 2)

     To be completed ONLY if Exchange Notes or Notes not tendered are to be sent to someone other than the registered holder of the Notes whose name(s) appear(s) above, or such registered holder at an address other than that shown above.

[_]  Notes not tendered to:

[_]  Exchange Notes to:

Name
     --------------------------------------------------------------------------
                                 (Please Print)

Address
         ----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

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                                   IMPORTANT
                               HOLDERS: SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Signature(s) of holder(s)

Dated:
        ------------------------------

      (Must be signed by the registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Notes hereby tendered or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 2 below.)

Name(s):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (Full Title):
                         ------------------------------------------------------
Address:
         ----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
                                 ----------------------------------------------

                        (SEE SUBSTITUTE FORM W-9 HEREIN)

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                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTION 2 BELOW)

Authorized Signature:

--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                             (Please Type or Print)

Title:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Date:
------------------------------

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                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

      1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer" in the Prospectus and an Agent's Message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu thereof. Notes may be tendered in whole or in part in integral multiples of $1,000.

      Holders who wish to tender their Notes and (i) whose Notes are not immediately available or (ii) who cannot deliver their Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by TXI, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer" in the Prospectus.

      The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

      The method of delivery of Certificates, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

      TXI will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

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      2. Guarantee of Signatures. No signature guarantee on this Letter of
Transmittal is required if:

     * this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Notes (the "holder")) of Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

     * such Notes are tendered for the account of a firm that is an Eligible Institution.

      In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

      3. Inadequate Space. If the space provided in the box captioned "Description of Notes" is inadequate, the Certificate number(s) and/or the principal amount of Notes and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.

      4. Partial Tenders and Withdrawal Rights. Tenders of Notes will be accepted only in integral multiples of $1,000. If less than all the Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Notes which are to be tendered in the box entitled "Principal Amount of Notes Tendered." In such case, new Certificate(s) for the remainder of the Notes that were evidenced by your old Certificate(s) will only be sent to the holder of the Notes, promptly after the Expiration Date. All Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

      Except as otherwise provided herein, tenders of Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Notes to be withdrawn, the aggregate principal amount of Notes to be withdrawn, and (if Certificates for Notes have been tendered) the name of the registered holder of the Notes as set forth on the Certificate for the Notes, if different from that of the person who tendered such Notes. If Certificates for the Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Notes tendered for the account of an Eligible Institution. If Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Notes may not be rescinded. Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer."

      All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by TXI, in its sole discretion, whose determination shall be final and binding on all parties. TXI, any affiliates or assigns of TXI, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Notes that have been tendered but that are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

      5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

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      If any Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If any tendered Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

      If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by TXI, must submit proper evidence satisfactory to TXI, in its sole discretion, of each such person's authority to so act.

      When this Letter of Transmittal is signed by the registered owner(s) of the Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) is required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as TXI or the Trustee for the Notes may require in accordance with the restrictions on transfer applicable to the Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

      6. Special Issuance and Delivery Instructions. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

      7. Irregularities. TXI will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Notes, which determination shall be final and binding on all parties. TXI reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which may, in the view of counsel to TXI be unlawful. TXI also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer" or any conditions or irregularities in any tender of Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. TXI's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. TXI, any affiliates or assigns of TXI, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

      8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

      9. Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a holder (including, for purposes of this section, beneficial owners of the Notes) whose tendered Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to

--------------------------------------------------------------------------------

a $50 penalty. In addition, payments to such holders or other payees with respect to Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding at a rate equal to 28%.

      To prevent backup withholding on any payment made to a holder or other payee with respect to the exchange notes, the holder is required to notify the Exchange Agent (i) of the holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN); (ii) either that
(A) the holder is exempt from backup withholding, (B) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; and (iii) that the holder is a U.S. person. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent may withhold 28% on all payments, if any, until a TIN is provided to the Exchange Agent.

      Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 and write "Exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed and appropriate IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

      Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the IRS.

      10. Waiver of Conditions. TXI reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

      11. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Notes for exchange.

      Neither TXI, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Notes nor shall any of them incur any liability for failure to give any such notice.

      12. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

      13. Security Transfer Taxes. Holders who tender their Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

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      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER
REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

               TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS
                              (SEE INSTRUCTION 9)


--------------------------------------------------------------------------------
                                  PAYER'S NAME:

--------------------------------------------------------------------------------
PAYEE'S NAME:
--------------------------------------------------------------------------------
BUSINESS NAME (IF DIFFERENT):
--------------------------------------------------------------------------------
ADDRESS:
--------------------------------------------------------------------------------
MARK APPROPRIATE BOX:  [_] Individual/Sole Proprietor  [_] Corporation
[_] Partnership  [_] Other
--------------------------------------------------------------------------------

SUBSTITUTE                           Part 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT   -----------------------------------
Form W-9                             RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.          Social Security Number(s)
                                                                                             OR-----------------------
                                                                                              Employer Identification
                                                                                                     Number(s)
                                     -------------------------------------------------------------------------------------
                                     Part 2 --                                         Part 3 --
                                     Certification                                     Awaiting TIN
                                      -- Under Penalties of I certify that:
Department of the Treasury           (1) The number shown on this form is my correct
Internal Revenue Service             taxpayer identification number (or I am waiting
                                     for a number to be issued for me), and
Payer's Request for Taxpayer         (2) I am not subject to backup withholding
Identification Number("TIN")         because: (a) I am exempt from backup withholding,
                                     or (b) I have not been notified by the Internal
                                     Revenue Service (IRS) that I am subject to backup
                                     withholding as a result of a failure to report
                                     all interest or dividends, or (c) the IRS has
                                     notified me that I am no
                                     longer subject to backup
                                     withholding, and (3) I am a
                                     U.S. person (including a U.S.
                                     resident or alien).
                                     -------------------------------------------------------------------------------------
                                     Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return.
                                     The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                                     SIGNATURE                                         DATE
                                     -----------------------------------------------   -----------------------------------
--------------------------------------------------------------------------------------------------------------------------

NOTE:FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
     IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART
     3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me thereafter may be withheld until I provide a taxpayer identification number.

SIGNATURE                                               DATE
-----------------------------------------------------   ------------------------

--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

      Guidelines for Determining the Proper Identification Number to Give the Payer -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the name and number to give the payer.

---------------------------------------------------------------------------------------------------------------------------
                                                                                      Give the name and SOCIAL
                     For this type of account:                                             SECURITY number
                                                                                                of--
---------------------------------------------------------------------------------------------------------------------------
1.An individual's account                                                          The individual
2.Two or more individuals (joint account)                                          The actual owner of the account
                                                                                   or, if combined funds, the first
                                                                                   individual on the account(1)
3.Custodian account of a minor (Uniform Gift to Minors Act)                        The minor(2)
4.a. The usual revocable savings trust account (grantor is also trustee)           The grantor-trustee(1)
  b. So-called trust account that is not a legal or valid trust under State law    The actual owner(1)
5.Sole proprietorship or single-owner LLC account                                  The owner(3)

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                       Give the name and EMPLOYER
                     For this type of account:                                           IDENTIFICATION number
                                                                                                  of--
---------------------------------------------------------------------------------------------------------------------------
 6.A valid trust, estate, or pension trust                                         Legal entity (Do not furnish the
                                                                                   identifying number of the personal
                                                                                   representative or trustee unless the
                                                                                   legal entity itself is not designated
                                                                                   in the account title.)(4)
---------------------------------------------------------------------------------------------------------------------------
 7.Corporate or LLC electing corporate status on Form 8832 account                 The corporation
 8.Association, club, religious, charitable, educational, or other                 The organization
   tax-exempt organization account
 9.Partnership or multi-member LLC                                                 The partnership
10.A broker or registered nominee                                                  The broker or nominee
11.Account with the Department of Agriculture in the name of a                     The public entity
   public entity (such as a State or local government, school district or prison) that receives agricultural program payments

---------------------------------------------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name. You may also enter your business or "doing business as" name. You may use either your social security number or, if you have one, your employer identification number.
(4) List first and circle the name of the legal trust, estate or pension trust.

NOTE:If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     Page 2

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at a local office of the Social Security Administration or the Internal Revenue Service and apply for a number. You may also obtain Form SS-4 by calling the IRS at 1-800-TAX-FORM.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

*An organization exempt from tax under section 501(a), or an individual retirement account.

*The United States or any wholly-owned agency or instrumentality thereof.

*A state, the District of Columbia, a possession of the United States, or any political subdivision or wholly-owned agency or instrumentality thereof.

*A foreign government, a political subdivision of a foreign government, or any wholly-owned agency or instrumentality thereof.

*An international organization or any wholly-owned agency or instrumentality thereof.

Payees specifically exempted from backup withholding on interest and dividend payments include the following:

*A corporation.

*A financial institution.

*A registered dealer in securities or commodities registered in the U.S., the District of Columbia, or a possession of the U.S.

*A real estate investment trust.

*A common trust fund operated by a bank under section 584(a).

*An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

*An entity registered at all times during the tax year under the Investment
 Company Act of 1940.

*A foreign central bank of issue.

*A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

*Payments to nonresident aliens subject to withholding under section 1441.

*Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

*Payments of patronage dividends not paid in money.

*Payments made by certain foreign organizations.

*Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

*Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

*Payments of tax-exempt interest (including exempt-interest dividends under section 852).

*Payments described in section 6049(b)(5) to non-resident aliens.

*Payments on tax-free covenant bonds under section 1451.

*Payments made by certain foreign organizations.

Exempt payees described above may file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, 6050N, and their regulations.

Privacy Act Notice. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer identification Number.-- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False information With Respect to Withholding.-- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.-- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

         FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE
                           INTERNAL REVENUE SERVICE.